UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Pending Sale – Crescent Gateway Property

In January 2014, CNL Growth Properties, Inc., through an affiliate (collectively, the “Company” or “we”), together with Crescent Gateway Venture, LLC (the “Crescent JV Partner”), an affiliate of Crescent Communities, LLC (“Crescent”), formed a joint venture (the “Joint Venture”), which purchased a fee simple interest in an approximately 8.4-acre parcel of land located in Altamonte Springs, Seminole County, Florida, a suburb of Orlando, on which the Joint Venture developed, constructed and now operates a 249-unit “Class A” urban style multifamily residential community known as “Crescent Gateway” (the “Crescent Gateway Property”).

On October 26, 2016, the Joint Venture entered into a Purchase and Sale Agreement (the “Agreement”) with NIC Gateway Orlando, LLC, an unaffiliated third party (the “Buyer”), for the sale of the Crescent Gateway Property (the “Sale”) pursuant to the terms and conditions of the Agreement. The sale price for the Crescent Gateway Property is approximately $49.1 million. Buyer has paid into escrow a $1.0 million earnest money deposit. If Buyer does not terminate the Agreement on or before the end of the study period on November 4, 2016, the earnest money deposit will be nonrefundable, except in the event of the Joint Venture’s breach of the Agreement or failure to satisfy conditions to the consummation of the Sale.

The Agreement contains customary representations, warranties, covenants and indemnities of the Joint Venture and the Buyer. The Company currently anticipates that the consummation of the Sale will occur on or about December 1, 2016; provided, however, that there can be no assurance that the Sale will ultimately be completed.

Item 2.01	Completion of Acquisition or Disposition of Assets

Sale of Aura Grand Property

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2016, the joint venture (the “Aura Grand Joint Venture”) of an operating subsidiary of the Company and an affiliate of Trinsic Residential Group, L.P. (“Trinsic”) entered into an agreement for the sale of the Aura Grand Joint Venture’s multifamily, 291-unit, “Class A” garden-style three-story multifamily residential community located in Katy, Texas, known as “Aura Grand Corners” (the “Aura Grand Property”). The sale price for the Aura Grand Property was approximately $41.2 million.

On October 26, 2016, the Aura Grand Joint Venture completed the sale of the Aura Grand Property to a venture between Grand Corner TIC I, LLC, Grand Corner TIC II, LLC and Grand Corner TIC III, LLC, unaffiliated third parties to the Company. The net cash to the Company from the sale of the Aura Grand Property is approximately $14.3 million after repayment of approximately $21.3 million of debt, closing costs, reserves, and distributions to Trinsic in accordance with the provisions of the Aura Grand Joint Venture’s governing documents.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated balance sheet at June 30, 2016 illustrates the estimated effects of the sale of the Aura Grand Property referred to in Item 2.01 above (the “Transaction”) as if it had occurred on such date.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 (collectively, the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Transaction as if it had occurred on the first day of each of the Pro Forma Periods.

The unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Transaction reflected herein had occurred on the first date of or been in effect during the Pro Forma Periods. Further, the unaudited pro forma condensed consolidated balance sheet and statements of operations should not be viewed as indicative of the Company’s financial results in the future; and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the six months and the quarterly period ended June 30, 2016 and on Form 10-K for the year ended December 31, 2015.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2016

		Aura Grand
	Historical	Property Sold		Pro Forma
	June 30,	Pro Forma		June 30,
	2016	Adjustments		2016 (c)
ASSETS
Real estate assets, net:
Operating real estate assets, net (including VIEs $254,884,457)	$261,052,436	$—		$261,052,436
Construction in process, including land (including VIEs $67,576,173)	71,820,359	—		71,820,359

Total real estate assets, net	332,872,795	—		332,872,795
Real estate held for sale (including VIEs $28,543,337)	54,797,991	(29,340,094	)(a)	25,457,897
Cash and cash equivalents (including VIEs $32,982,936)	66,798,784	40,703,103	(a)
		(21,486,162	)(b)	86,015,725
Restricted cash (including VIEs $935,004)	1,469,071	—		1,469,071
Other assets (including VIEs $1,114,213)	1,647,424	—		1,647,424

Total Assets	$457,586,065	$(10,123,153)		$447,462,912

LIABILITIES AND EQUITY
Liabilities:
Mortgages and construction notes payable (including VIEs $237,612,103)	$265,340,577	$(21,404,582	)(b)
		26,838	(b)	$243,962,833
Accrued development costs (including VIEs $11,688,846)	11,688,846	—		11,688,846
Due to related parties	1,762,287	—		1,762,287
Accounts payable and other accrued expenses (including VIEs $4,047,433)	5,013,546	(81,580	)(b)	4,931,966
Other liabilities (including VIEs $989,464)	1,077,180	—		1,077,180
Noncontrolling interest distribution payable (including VIEs $15,562,149)	15,562,149	—		15,562,149

Total Liabilities	300,444,585	(21,459,324)		278,985,261

Commitments and contingencies
Equity:
Stockholders’ equity:
Preferred stock, $.01 par value per share, authorized and unissued 200,000,000 shares	—	—		—
Common stock, $0.01 par value per share, 1,120,000,000 shares authorized; 22,702,363 issued and 22,526,171 outstanding	225,262	—		225,262
Capital in excess of par value	170,792,081	—		170,792,081
Accumulated earnings	33,127,579	8,934,984	(a)
		(24,154	)(b)	42,038,409
Accumulated cash distributions	(67,578,518)	—		(67,578,518)

Total Stockholders’ Equity	136,566,404	8,910,830		145,477,234
Noncontrolling interest	20,575,076	2,428,025	(a)
		(2,684	)(b)	23,000,417

Total Equity	157,141,480	11,336,171		168,477,651

Total Liabilities and Equity	$457,586,065	$(10,123,153)		$447,462,912

The abbreviation VIEs above means Variable Interest Entities.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016

		Aura Grand
	Historical	Property Sold		Pro Forma
	June 30,	Pro Forma		June 30,
	2016	Adjustments (a)		2016 (d)
Revenues:
Rental income from operating leases	$16,942,020	$(1,982,133)		$14,959,887
Other property revenue	1,367,781	(153,064)		1,214,717

Total revenues	18,309,801	(2,135,197)		16,174,604

Expenses:
Property operating expenses	9,981,103	(1,173,746)		8,807,357
General and administrative	2,526,225	(2,302)		2,523,923
Asset management fees, net of amounts capitalized	1,384,061	(135,483	)(b)	1,248,578
Property management fees	854,159	(64,529)		789,630
Depreciation	4,435,421	(79,508)		4,355,913

Total expenses	19,180,969	(1,455,568)		17,725,401

Operating loss	(871,168)	(679,629)		(1,550,797)

Other income (expense):
Fair value adjustments and other expense	(3,709)	(282)		(3,991)
Interest expense and loan cost amortization, net of amounts capitalized	(3,554,347)	397,762	(c)	(3,156,585)
Loss on extinguishment of debt	(27,454)	—		(27,454)

Total other income (expense)	(3,585,510)	397,480		(3,188,030)

Income tax expense	(147,857)	12,252		(135,605)

Net loss before gain on sale of real estate	(4,604,535)	(269,897)		(4,874,432)
Gain on sale of real estate	40,917,543	—		40,917,543

Net income (loss) including noncontrolling interests	36,313,008	(269,897)		36,043,111
Net (income) loss from continuing operations attributable to noncontrolling interests	(22,080,654)	37,564		(22,043,090)

Net income (loss) from continuing operations attributable to common stockholders	$14,232,354	$(232,333)		$14,000,021

Net loss per share of common stock (basic and diluted) from continuing operations	$0.63			$0.62

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171			22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

		Aura Grand
	Historical	Property Sold		Pro Forma
	December 31,	Pro Forma		December 31,
	2015	Adjustments (a)		2015 (d)
Revenues:
Rental income from operating leases	$30,473,600	$(3,897,205)		$26,576,395
Other property revenue	2,473,481	(275,653)		2,197,828

Total revenues	32,947,081	(4,172,858)		28,774,223

Expenses:
Property operating expenses	16,462,866	(1,713,267)		14,749,599
General and administrative	3,210,332	(4,051)		3,206,281
Asset management fees, net of amounts capitalized	2,348,250	(271,853	)(b)	2,076,397
Property management fees	1,262,453	(124,772)		1,137,681
Acquisition fees and expenses, net of amounts capitalized	16,462	—		16,462
Depreciation	10,433,749	(1,021,800)		9,411,949

Total expenses	33,734,112	(3,135,743)		30,598,369

Operating loss	(787,031)	(1,037,115)		(1,824,146)

Other income (expense):
Fair value adjustments and other (expense) income	(16,476)	(639)		(17,115)
Interest expense and loan cost amortization, net of amounts capitalized	(5,127,058)	529,319	(c)	(4,597,739)
Loss on extinguishment of debt	(87,047)	—		(87,047)

Total other income (expense)	(5,230,581)	528,680		(4,701,901)

Income tax expense	(89,192)	9,257		(79,935)

Loss before gains on sale of real estate and easement	(6,106,804)	(499,178)		(6,605,982)
Gain on sale of real estate, net of tax of $1,224,844	61,208,195	—		61,208,195
Gain on easement	603,400	—		603,400

Net income (loss) from continuing operations	55,704,791	(499,178)		55,205,613
Net (income) loss from continuing operations attributable to noncontrolling interests	(37,899,343)	62,357		(37,836,986)

Net income (loss) from continuing attributable to common stockholders	$17,805,448	$(436,821)		$17,368,627

Net loss per share of common stock (basic and diluted) from continuing operations	$0.79			$0.77

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171			22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of the Aura Grand Property described in Note 2. “Pro Forma Transaction” had occurred as of June 30, 2016. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the six months ended June 30, 2016 and for the year ended December 31, 2015 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction”, as if it had occurred as of the first day of the Pro Forma Periods. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

On August 20, 2016, the Aura Grand Joint Venture entered into a purchase and sale agreement with Southstar Capital Group I, LLC, an unaffiliated third party, for the sale of the Aura Grand Property. The purchase price for the Aura Grand Property is approximately $41.2 million excluding transaction costs.

On October 26, 2016, the Aura Grand Joint Venture completed the sale of the Aura Grand Property.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the unaudited pro forma condensed consolidated balance sheet represent adjustments needed to the Company’s historical balance sheet as if the completed disposition of the Aura Grand Property occurred as of June 30, 2016.

(a)	These adjustments reflect the net sales proceeds received from the completed disposition of the Aura Grand Property and the elimination of the related account balances as if the sale was consummated as of June 30, 2016. Accumulated earnings has been increased to reflect the receipt of net cash proceeds and removal of assets and liabilities related to the sale, as follows:

Aura Grand
Property Sold
Sale Price	$41,175,000
Closing and transaction costs	(471,897)

Net sales proceeds	40,703,103
Net book value	(29,340,094)

Gain on sale	$11,363,009

(b)	These adjustments reflect the use of a portion of the net cash proceeds received from the completed sale of the Aura Grand Property to pay down existing indebtedness, including accrued interest and prepayment penalty, and to eliminate loan costs and other assets related to the existing indebtedness.

(c)	The adjusted unaudited pro forma condensed consolidated balance sheet does not include pro forma adjustments related to the sale of the Whitehall property previously reported on Form 8-K on August 5, 2016.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed sale of the Aura Grand Property as if they had occurred on the first day of the Pro Forma Period presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed sale of the Aura Grand Property from the historical amounts for the six months ended June 30, 2016 and for the year ended December 31, 2015, to give effect to the completed sale of the Aura Grand Property as if the sale occurred on the first day of the first Pro Forma Period presented. The Aura Grand Property was classified in continuing operations because the proposed dispositions of this one property would neither cause a strategic shift in the Company, nor is it considered to have a major impact on the Company’s business. Therefore, it does not qualify as discontinued operations under ASU 2014-08.

(b)	Amount includes the elimination of asset management fee expenses, calculated at 0.08334% monthly on the invested assets value of the Aura Grand Property for the six months ended June 30, 2016 and for the year ended December 31, 2015. These fees were historically paid by the Company to its advisor and would not have been incurred subsequent to the disposition of this asset.

(c)	Represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed sale of the Aura Grand Property, to retire indebtedness that was collateralized the Aura Grand Property as if the sale occurred on the first day of the first Pro Forma Period presented.

(d)	The adjusted unaudited pro forma condensed consolidated statements of operations do not include pro forma adjustments related to the sale of the Whitehall property previously reported on Form 8-K on August 5, 2016, or the sale of the REALM Patterson Place and Aura Castle Hills properties previously reported on Form 8-K on June 28, 2016.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the timing and consummation of the Sale, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer